
<ARTICLE> 5
<LEGEND>
THIS SCHEDULE CONTAINS SUMMARY FINANCIAL INFORMATION EXTRACTED FROM THE
COMPANY'S UNAUDITED FINANCIAL STATEMENTS AS OF AND FOR THE THIRTEEN AND
TWENTY-SIX WEEKS ENDED DECEMBER 26, 1998 AND IS QUALIFIED IN ITS ENTIRETY BY
REFERENCE TO SUCH FINANCIAL STATEMENTS.
</LEGEND>
<RESTATED>
<MULTIPLIER> 1,000

<PERIOD-TYPE>                   6-MOS
<FISCAL-YEAR-END>                          JUN-26-1999
<PERIOD-START>                             JUN-28-1998
<PERIOD-END>                               DEC-26-1998<F1>
<CASH>                                         402,899
<SECURITIES>                                         0
<RECEIVABLES>                                  260,247
<ALLOWANCES>                                   (5,259)
<INVENTORY>                                    815,825
<CURRENT-ASSETS>                             1,509,657
<PP&E>                                         443,018
<DEPRECIATION>                               (210,158)
<TOTAL-ASSETS>                               1,863,519
<CURRENT-LIABILITIES>                        1,176,495
<BONDS>                                        110,000
<PREFERRED-MANDATORY>                                0
<PREFERRED>                                          0
<COMMON>                                           939
<OTHER-SE>                                     415,057
<TOTAL-LIABILITY-AND-EQUITY>                 1,863,519
<SALES>                                      3,129,215
<TOTAL-REVENUES>                             3,129,215
<CGS>                                        2,702,096
<TOTAL-COSTS>                                2,702,096
<OTHER-EXPENSES>                               389,715
<LOSS-PROVISION>                                     0
<INTEREST-EXPENSE>                              11,372
<INCOME-PRETAX>                                 31,076
<INCOME-TAX>                                    11,975
<INCOME-CONTINUING>                             19,101
<DISCONTINUED>                                       0
<EXTRAORDINARY>                                      0
<CHANGES>                                            0
<NET-INCOME>                                    19,101
<EPS-BASIC>                                       0.21
<EPS-DILUTED>                                     0.21

<F1>Restated financial data schedule. Effective as of the beginning of fiscal 2000, the Company adopted a new accounting policy for the recognition of revenues related to sales of certain extended service plans by the Company, as described in Note 3 of Notes to Consolidated Financial Statements in the
Company's Report on Form 10-Q for the thirteen and twenty-six weeks ended
December 25, 1999. The Company has given retroactive effect to this new accounting policy and is accordingly restating its financial statements for the twenty-six weeks ended December 26, 1998.

